EX-99.906CERT

CERTIFICATION

James Craft, President, and Jeffrey R. Provence, Chief Financial Officer of PFS Funds (the “Registrant”), each certify to the best of his or her knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2024 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President

         Chief Financial Officer

PFS Funds

         PFS Funds

/s/James Craft

         /s/Jeffrey R. Provence

James Craft

         Jeffrey R. Provence

Date:                 3/27/2024                                                    Date:                 3/27/2024

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to PFS Funds and will be retained by PFS Funds and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.